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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CH2M HILL COMPANIES, LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CH2M HILL COMPANIES, LTD.
9191 South Jamaica Street
Englewood, CO 80112

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

        NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of CH2M HILL Companies, Ltd. (CH2M HILL) will be held on Monday, December 7, 2009, at 1:00 p.m. Mountain Standard Time, at CH2M HILL's headquarters, 9191 South Jamaica Street, Englewood, Colorado 80112 for the following purposes:

  1.
  To Amend the Articles to effect changes in Board size and composition

  2.
  To Amend the Articles to effect changes in the Board structure and duration of directors' term in office

  3.
  To Amend the Articles to clarify the process for filling vacancies on the Board that occur between regularly scheduled meetings

  4.
  To Amend the Articles to expressly include indemnification protections already applicable to CH2M HILL's officers and directors

  5.
  To Amend the Articles to change the effect of abstention votes on director elections

  6.
  To Amend the Articles to effect certain non-material conforming changes

        Only shareholders of record owning shares of CH2M HILL's common stock at the close of business on October 30, 2009, will be entitled to vote at this meeting or at any postponements or adjournments thereof.

        Your proxy is very important. You may vote your shares via the Internet, by telephone or, by proxy card. Please see the accompanying instructions for more details on electronic and telephonic voting. Your proxy is revocable at any time prior to its use and the giving of your proxy will not affect your right to vote the shares you hold in your name if you decide to attend and vote at the meeting.

        IMPORTANT NOTICE regarding the availability of proxy materials for the Special Meeting of Shareholders to be held on December 7, 2009, at 1:00 p.m. Mountain Standard Time. The Proxy Statement is available at http://bnymellon.mobular.net/bnymellon/ch2m.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ MARGARET B. MCLEAN Margaret B. McLean Vice President, Secretary and Chief Legal Officer
Englewood, Colorado

CH2M HILL COMPANIES, LTD.
9191 South Jamaica Street
Englewood, CO 80112

PROXY STATEMENT

General Information

        This proxy statement is being furnished to CH2M HILL Companies, Ltd. shareholders in connection with the solicitation of proxies by CH2M HILL's Board of Directors (Board) for use at a Special Meeting of Shareholders of CH2M HILL to be held on December 7, 2009 (Special Meeting), at the time and place and for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The record date for determining shareholders entitled to vote at the Special Meeting was established by the Board of Directors to be October 30, 2009.

        Your proxy is being solicited by the Board. This proxy statement and the accompanying materials are being delivered electronically or mailed to shareholders on or about November 13, 2009.

What is the Purpose of the Special Meeting?

        At the Special Meeting, shareholders will have the opportunity to act on the matters discussed in the accompanying Notice of Special Meeting of Shareholders.

Who Can Attend the Meeting?

        All shareholders of record as of October 30, 2009, or their duly appointed proxies may attend the meeting.

Who is Entitled to Vote?

        Only shareholders of record owning shares of CH2M HILL common stock at the close of business on the record date, October 30, 2009, are entitled to vote at the meeting. Such shareholders will be able to vote only CH2M HILL shares of common stock that they held on the record date. Each outstanding share entitles its holder to cast one vote on each matter upon which to be voted.

What Constitutes a Quorum?

        The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 32,129,370 shares of CH2M HILL's common stock were outstanding. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining a quorum.

How Do I Vote?

        If you are a holder of record of CH2M HILL shares of common stock as of October 30, 2009, you can vote in one of four ways:

  1.
  Vote by Internet—follow the instructions on the Internet at www.proxyvoting.com/ch2m

  2.
  Vote by phone—call toll-free 1 (866) 540-5760

  3.
  Vote by proxy card—if you have requested and received a paper copy of the proxy materials, you can mark, sign, date, and return the paper proxy card enclosed with the proxy materials in accordance with the instructions set forth on the proxy paper card; please note that if you vote through the Internet or by phone, you do not need to return your proxy card

  4.
  Vote in person—if you attend the meeting, you may deliver your completed proxy card in person or vote in person by completing the ballot form that will be provided

Can I Change my Vote After I Return my Proxy Card?

        Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Corporate Secretary of CH2M HILL, Margaret B. McLean, at 9191 South Jamaica Street, Englewood, CO 80112, either a notice of revocation or a duly executed proxy bearing a later date as long as it is received by December 7, 2009, at 1:00 p.m. Mountain Standard Time. Your proxy also will be revoked if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

How Do I Vote my 401(k) Plan Shares?

        If you participate in the CH2M HILL Retirement and Tax-Deferred Savings Plan (Plan), you have the right, if you choose, to instruct the trustee of the Plan how to vote the shares of common stock credited to your Plan account as well as a pro-rata portion of common stock credited to the accounts of other Plan participants and beneficiaries for which no instructions are received. Your instructions to the trustee of the Plan should be made by voting as discussed in "How Do I Vote?" above. The trustee of the Plan will vote your shares in accordance with your duly executed instructions which must be received by the trustee no later than 5:00 p.m. Mountain Standard Time on December 3, 2009. If you do not send instructions regarding the voting of common stock credited to your Plan account, such shares shall be voted pro rata according to the voting instruction of other Plan participants. You may also revoke previously given instructions by filing with the trustee of the Plan no later than 5:00 p.m. Mountain Standard Time on December 3, 2009, either written notice of revocation or a properly completed and signed voting instruction bearing a date later than the date of the prior instructions.

How will my proxy be voted?

        Unless you give other instructions on your proxy card, the person named as proxy holder on the proxy card will vote in accordance with the recommendations of the Board of Directors as discussed in this proxy statement. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes and abstentions.

How many votes are required for each proposal?

        Proposals #1 - #6 will be approved if the votes cast in favor of the proposals exceed the votes cast opposing the proposals.

How are abstentions treated?

        A properly executed proxy marked "ABSTAIN" with respect to any matter will not be voted on that matter, although they will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention or "Withhold Authority" vote will have no effect on the outcome of the vote for Proposals #1 - #6.

How will proxies be solicited?

        Proxies are being solicited through electronic delivery or by mail. The cost of solicitation of the proxies will be paid by CH2M HILL. Officers, directors, and regular employees of CH2M HILL, without additional compensation, also may solicit proxies by mail, by telephone, or personal conversations. CH2M HILL has no plans to retain any firms or otherwise incur any extraordinary expense in connection with the solicitation.

Proposals

        At the November 2009 Board meeting, the Board adopted amendments to the CH2M HILL Bylaws designed to align our Bylaws to best practices for Fortune 500 companies. The Board also has unanimously approved, and recommends that CH2M HILL shareholders adopt, the amendments to the Articles of Incorporation (Articles) described below which are also designed to make sure that the CH2M HILL Articles reflect best practices. The current Articles date back to 1974 and while they have been amended more than a dozen times since then, they have never been fully restated. The Board of Directors believes that, at this time, it is appropriate to restate the Articles in their entirety using a more modern document form that generally reflects current best practices. Some of the changes made to the Articles (in addition to form changes) are not material and are intended only to improve the clarity and organization of the Articles. Some other changes made to the Articles are material. Proposals #1 through #5 describe material substantive changes to the Articles, while Proposal #6 is a catch-all proposal for all non-material conforming changes. All of the proposed amendments are contingent upon shareholder approval of all other proposed amendments. A copy of the proposed CH2M HILL Restated Articles of Incorporation (Restated Articles) is attached as Exhibit A to this proxy statement.

Proposal 1.    Amend the Articles to effect changes in Board size and composition

        The Board has determined that it is advisable and in the best interest of CH2M HILL to provide greater flexibility in the size and composition parameters of CH2M HILL Board. Currently, the Articles require the Board to consist of not less than nine and not more than 13 directors, and require nine of the directors to be employee directors. The Restated Articles, instead, provide greater flexibility in structuring the Board by requiring that there be not less than seven and no more than 13 directors and that a majority of those directors shall be employees. In connection with this proposal, CH2M HILL has amended its Bylaws to provide that while employee directors are deemed to have resigned upon the termination of their employment with CH2M HILL, the Board may elect not to accept such a resignation. The Restated Articles remove the provision in the Articles that mandated such resignation without allowing the Board the flexibility to retain the employee director until the end of his/her term on the Board.

The Board of Directors unanimously recommends a vote FOR an amendment to the Articles to effect the described changes in Board size and composition.

Proposal 2.    Amend the Articles to effect changes in the Board structure and duration of directors' term in office

        The Board has determined that it is advisable and in the best interest of CH2M HILL to change the structure and duration of the directors' terms on the Board. Currently, the Articles provide that directors are divided into three classes of approximately the same size and each class of directors is elected together for a three-year term. The Restated Articles provide for two classes of directors, each of which will hold office for a two-year term. The shortened term will increase directors' accountability, will allow CH2M HILL to increase employee participation on the Board by increasing the frequency with which new directors may be added to the Board, and will allow CH2M HILL to bring expertise to the Board from time to time that reflects the Board's then current needs.

The Board of Directors unanimously recommends a vote FOR an amendment to the Articles to effect changes in the Board structure and duration of directors' term.

Proposal 3.    Amend the Articles to clarify the process for filling vacancies on the Board that occur between regularly scheduled meetings

        The Board has determined that it is advisable and in the best interests of CH2M HILL to amend the Articles to allow the Board to fill, by appointment, any vacancies on the Board that occur between regularly scheduled annual shareholder meetings. Directors so appointed will hold office until the next annual meeting of shareholders when they will stand for election by shareholders. This change treats vacancies due to resignations or changes in the Board size in the same manner that all other Board vacancies were previously treated, and will allow these out-of-cycle vacancies to be filled quickly and without the delay and expense of a special shareholders' meeting.

The Board of Directors unanimously recommends a vote FOR an amendment to the Articles to change the process for filling Board vacancies that occur between regularly scheduled elections.

Proposal 4.    Amend the Articles to expressly include indemnification protections already applicable to CH2M HILL's officers and directors

        The Board has determined that it is advisable and in the best interest of CH2M HILL to amend the Articles to expressly state that CH2M HILL shall indemnify directors and officers against claims arising from their status as director or officer of CH2M HILL. The amendment will also prohibit, to the extent permitted by law, retroactive amendment to or repeal of any Article provisions on liability and indemnification. CH2M HILL Bylaws already include similar protections. Including these provisions in the Articles, which can be amended only by a vote of the shareholders, will enable CH2M HILL to attract and retain talented officers and directors by providing them with the level of security and protection from corporate liability they are used to seeing in the charter documents of other Fortune 500 companies.

The Board of Directors unanimously recommends a vote FOR an amendment to the Articles to include the described indemnification provisions.

Proposal 5.    Amend the Articles to change the effect of abstention votes on director elections

        The Board has determined that is advisable and in the best interest of CH2M HILL to amend the Articles so that abstentions from voting for a director will not have the effect of a vote against such director nominee.

The Board of Directors unanimously recommends a vote FOR an amendment to the Articles to change the effect of abstention votes on director elections.

Proposal 6.    Amend the Articles to effect certain non-material conforming changes

        In addition to the specific changes described in Proposals #1 - #5, CH2M HILL has made a number of non-material changes that CH2M HILL does not believe affect the substantive rights of shareholders as they generally only incorporate into the Articles existing provisions of CH2M HILL's current Bylaws or are reflected in applicable law, and therefore would already be applicable to CH2M HILL.

The Board of Directors unanimously recommends a vote FOR an amendment to the Articles to effect the described non-material conforming changes.

Security Ownership of Certain Shareholders

        The following table presents information as of October 30, 2009, concerning the only known shareholder who owns five percent or more of CH2M HILL's common stock. CH2M HILL is not aware of any other beneficial owner of more than 5% of its common stock.

Name and Address of Shareholder	Title of Class	Number of Shares Held		Percent of Class
Trustees of the CH2M HILL Retirement and Tax-Deferred Savings Plan	Common	15,807,308	(1)	49.2%
9191 South Jamaica Street Englewood, CO 80112

(1)
Common shares are held of record by the Trustees for the accounts of participants in the Retirement and Tax-Deferred Savings Plan and will be voted in accordance with instructions received from participants. Shares as to which no instructions are received will be voted pro rata in accordance with the voting instructions submitted by all other plan participants.

Security Ownership of Directors, Director Nominees and Executive Officers

        The following table sets forth information as of October 30, 2009, as to the beneficial ownership of CH2M HILL's equity securities by (a) each Director, (b) each executive officer listed in the summary compensation table included in our proxy statement for the 2009 Annual Meeting of Shareholders and (c) all of our Directors and executive officers as a group. None of the individuals listed below owns directly more than 1% of the outstanding shares of CH2M HILL. As a group, all Directors and executive officers own 3.2% of the outstanding shares of CH2M HILL, including stock options exercisable within 60 days of October 30, 2009.

Name of Beneficial Owner	Common Stock Held Directly(1)	Common Stock Held Indirectly(2)	Stock Options Exercisable Within 60 Days	Total Beneficial Ownership
Robert W. Bailey	43,369	29,932	7,325	80,626
Robert G. Card	158,873	4,345	27,500	190,718
William T. Dehn	60,895	57,506	—	118,401
Jerry D. Geist	23,927	48,375	—	72,302
Garry M. Higdem	153,724	761	7,500	161,985
Chad O. Holliday	2,612	—	—	2,612
Lee A. McIntire	84,048	3,439	37,500	124,987
Michael E. McKelvy	14,538	3,983	—	18,521
David B. Price	16,586	—	—	16,586
Jacqueline C. Rast	10,977	1,553	5,850	18,380
M. Catherine Santee	51,256	43,286	13,750	108,292
Michael A. Szomjassy	27,453	6,672	11,475	45,600
Nancy R. Tuor	30,234	21,293	3,900	55,427
Barry L. Williams	23,927	—	—	23,927
All directors and executive officers as a group (14 people)	702,419	221,145	114,800	1,038,364

(1)
Includes restricted stock held by Directors and executive officers over which they maintain sole voting power but no investment power.

(2)
Includes common stock held through the Retirement and Tax-Deferred Savings Plan and the deferred compensation plan trusts.

Shareholder Proposals for the 2010 Annual Meeting

        Any shareholder proposals intended to be presented at the 2010 Annual Meeting of Shareholders and included in CH2M HILL's proxy statement and form of Proxy for such meeting must be received by CH2M HILL no later than December 7, 2009, in order to be considered for inclusion in CH2M HILL's Proxy Statement and form of proxy relating to that meeting. To be so included, a proposal must also comply with all applicable provisions of Rule 14a-8 under the Securities Exchange Act of 1934. Any proposal that a shareholder wishes to bring before CH2M HILL's 2010 Annual Meeting of Shareholders, but does not seek to include in CH2M HILL's proxy statement for the 2010 Annual Meeting of Shareholders, nominations must be received by CH2M HILL by February 3, 2010.

        UPON WRITTEN REQUEST, WITHOUT CHARGE TO EACH SHAREHOLDER OF RECORD AS OF OCTOBER 30, 2009, WE WILL PROVIDE A COPY OF CH2M HILL'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2008, AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUESTS SHOULD BE DIRECTED TO CH2M HILL'S CORPORATE SECRETARY, AT CH2M HILL'S EXECUTIVE OFFICES AT 9191 SOUTH JAMAICA STREET, ENGLEWOOD, COLORADO 80112.

 IF YOU ARE NOT A PARTICIPANT IN THE CH2M HILL RETIREMENT AND TAX-DEFERRED
SAVINGS PLAN PLEASE DISREGARD THIS LETTER

        CH2M HILL Companies, Ltd.
Participant Notice
Retirement and Tax-Deferred Savings Plan

November 13, 2009

Dear Plan Participant:

        The enclosed Proxy Statement and Confidential Voting Instructions have been furnished by CH2M HILL Companies, Ltd. in conjunction with the Special Meeting of Shareholders of CH2M HILL Companies, Ltd. to be held on December 7, 2009, to adopt the Restated Articles of Incorporation and to conduct other business.

        While only the Trustee of the CH2M HILL Companies, Ltd. Retirement and Tax-Deferred Savings Plan can actually vote the shares of CH2M HILL Companies, Ltd. stock (Company Stock) held in the Plan, you, as a participant or a beneficiary with Company Stock credited to your account under the Plan as of October 30, 2009 (the record date for the special meeting) and a named fiduciary under the Plan, are entitled to instruct the Trustee of the Plan with respect to the following:

  1.
  The voting of Company Stock allocated to your account under the Plan on the record date.

  2.
  The voting of a pro-rata portion of Company Stock (based upon the ratio of the amount of Company Stock in your account under the Plan and the total amount of Company Stock in the Plan) allocated to the accounts under the Plan of other participants and beneficiaries for which no instructions are received.

        A named fiduciary is a person who under ERISA has the authority and responsibility (if he or she chooses to exercise it) to instruct the trustee of a plan regarding specific investments. Consequently, because of the provisions of the Plan, the Plan participant as a named fiduciary may (if he or she chooses) instruct the trustee of the Plan as to how to vote shares of Company Stock allocated to his or her own Plan account and how to vote a pro-rata portion of those shares of Company Stock which are not voted by participants with such shares allocated to their accounts.

        If your voting instructions are not timely received, the Trustee will vote the Company Stock allocated to your account under the Plan and uninstructed Company Stock in the aggregate in accordance with timely instructions received from other Plan participants acting as named fiduciaries under the Plan. If the Voting Instruction Form is received after the close of business on December 3, 2009, the Trustee cannot ensure that your voting instructions will be followed.

        It should be noted that your instructions to the Trustee are strictly confidential. Under no circumstances will the Trustee or any of their agents disclose to CH2M HILL Companies, Ltd. or any other party how, or if, you voted. The Trustee will supervise and control the distribution of all materials to Plan participants and the receipt of all voting instruction forms and will not disclose to any outside party the name and address of any Plan participant. You may, therefore, feel completely free to instruct the Trustee to vote these shares in the manner you think best.

        If you have any questions regarding the information provided to you, you may contact Erik Ammidown, Plan Administrator, 9191 South Jamaica Street, Englewood, CO 80112, (720) 286-0163.

        Trustee of the CH2M HILL Companies, Ltd. Retirement and Tax-Deferred Savings Plan

 Exhibit A

RESTATED
ARTICLES OF INCORPORATION
OF
CH2M HILL COMPANIES, LTD.

        Pursuant to the Oregon Business Corporation Act, CH2M HILL Companies, Ltd. adopts the following Restated Articles of Incorporation which supersede the heretofore existing Articles of Incorporation and all amendments thereto:

ARTICLE I
NAME

        The name of the corporation is CH2M HILL Companies, Ltd. (the "Corporation").

ARTICLE II
STOCK

        Section 2.1    Authorized Stock.    The aggregate number of shares which the Corporation shall have authority to issue is 150,000,000, of which 100,000,000 shall be designated as Common Stock, par value $.01 per share (the "Common Stock"), and 50,000,000 shall be designated as nonvoting or voting Preferred Stock, as determined by the Board of Directors in accordance with these Restated Articles (the "Preferred Stock").

        Section 2.2    Common Stock.

        (a)    Voting.    Except as otherwise required by law, or as otherwise fixed by resolution or resolutions of the Board of Directors with respect to one or more series of Preferred Stock, the entire voting power and all voting rights shall be vested exclusively in the Common Stock, and each shareholder of the Corporation who at the time possesses voting power for any purpose shall be entitled to one vote for each share of such stock standing in his or her name on the books of the Corporation on all matters on which shareholders generally are entitled to vote; provided, however, that the voting rights of Common Stock are denied while such stock is held or has been acquired in violation of any provision of these Restated Articles, the Restated Bylaws, any shareholders' agreement, benefit plan, any other Corporation document or policy, or applicable law; and provided further, however, that, except as otherwise required by law, holders of Common Stock, shall not be entitled to vote on any amendment to these Articles of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to these Articles of Incorporation or pursuant to the Oregon Business Corporation Act.

        (b)    Dividends.    Subject to the rights, if any, of the holders of any outstanding series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive dividends out of any funds of the Corporation legally available therefor when, as and if declared by the Board of Directors.

        (c)    Liquidation.    Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its shareholders ratably in proportion to the number of shares held by them.

        Section 2.3    Preferred Stock.    Subject to limitations prescribed by law and the provisions of this Article II, the Board of Directors is hereby authorized to provide by resolution for the issuance of the shares of Preferred Stock in one or more series, and to fix the designation, powers, privileges, preferences, and relative participating, optional or other rights, if any, of the shares of each such series and the qualifications, limitations or restrictions thereof.

        (a)   The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

            (i)  the number of shares constituting such series, including any increase or decrease in the number of shares of any such series (but not below the number of shares in any such series then outstanding), and the distinctive designation of such series;

           (ii)  the dividend rate on the shares of such series, if any, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of such series;

          (iii)  whether the shares of such series shall have voting rights (including multiple or fractional votes per share) in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

          (iv)  whether, subject to the restrictions of Section 2.3(b) of this Article II, the shares of such series shall have conversion privileges, and, if so, the terms and conditions of such privileges, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

           (v)  whether or not the shares of such series shall be redeemable, and if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption rates;

          (vi)  whether a sinking fund shall be provided for the redemption or purchase of shares of such series, and, if so, the terms and the amount of such sinking fund;

         (vii)  the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of such series; and

        (viii)  any other relative rights, preferences and limitations of such series.

        (b)    Non-Convertible Preferred Stock.    Notwithstanding the foregoing, the Board of Directors may at its authorize the issuance of and cause the Corporation to issue Preferred Stock to parties other than the Corporation's employees, directors, or consultants; provided, however, that such Preferred Stock may not be convertible into Common Stock. Notwithstanding any statements to the contrary in the Corporation's Restated Bylaws, there shall be no restrictions on ownership or transfer on any Preferred Stock issued to parties other than the Corporation's employees, directors or consultants.

        Section 2.4    Preemptive Rights.    No shareholder of this Corporation shall have any preemptive rights to purchase any shares to be sold or issued by the Corporation, either of the presently existing classes or a class established in the future, and whether the issuance be an original sale or distribution or a sale or distribution of treasury stock.

        Section 2.5    Corporation's Right to Repurchase.    This Corporation shall have the right to purchase, take, receive, or otherwise acquire its own stock to the extent and in any manner allowed under applicable law.

        Section 2.6    Restriction on Sales.    Unless (i) approved by the Board of Directors and a majority of shares entitled to vote and represented at a meeting of shareholders, or (ii) as otherwise provided in this Article II, the Corporation shall not sell or in any other way transfer any of its stock, directly or indirectly (including through an employee benefit trust), to any person other than an employee or director of, or consultant to, the Corporation or any of its affiliates.

ARTICLE III
BOARD OF DIRECTORS

        Section 3.1    Number.    Except as otherwise provided for or fixed pursuant to these Articles of Incorporation relating to the rights of holders of any series of Preferred Stock to elect additional directors in certain circumstances, the Board of Directors shall consist of no more than thirteen (13) directors and not less than seven (7) directors, the exact number to be determined from time to time by resolution adopted by affirmative vote of a majority of such directors then in office.

        Section 3.2    Election.

        (a)    Vote Required.    To be elected a director, a nominee must receive at least the number of votes equal to a majority of the votes cast at the shareholders' meeting at which directors are elected. If the number of directors standing for election is higher than the number of open seats on the Board of Directors, the nominees that receive most votes shall be elected as directors.

        (b)    Notice.    Advance notice of shareholder nominations for the election of directors shall be given in the manner and to the extent provided in the Restated Bylaws of the Corporation.

        Section 3.3    Composition.    The Board of Directors shall determine from time to time the number of directors who shall be employees of the Corporation and the number of directors who shall be outside directors, provided that employees of the Corporation shall constitute a majority of the Board of Directors at all times.

        Section 3.4    Classification, Terms, and Vacancies.

        (a)    Classes and Terms.    The Board of Directors (other than those directors elected by the holders of any series of Preferred Stock (the "Preferred Stock Directors")) shall be divided into two classes, as nearly equal in number as possible, designated Class I and Class II. Directors of each class shall be elected to hold office for a two-year term and until the election and qualification of their respective successors in office. In case of any increase or decrease, from time to time, in the number of directors (other than Preferred Stock Directors), the number of directors in each class shall be apportioned as nearly equal as possible.

        (b)    Vacancies.    Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise provided by law, be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director so chosen shall hold office until the next election of directors, and upon re-election by the shareholders or upon election of a new director to succeed such appointed director, such re-elected or newly elected director shall serve a term that ends at the next election of the class for which such director shall have initially been chosen, and until his or her successor shall be elected and qualified. In filling vacancies, the Board of Directors shall not appoint any director who failed to receive a majority of the votes cast at the last meeting of the shareholders at which directors were elected.

        (c)   No decrease in the authorized number of directors shall shorten the term of any incumbent director.

        Section 3.5    Removal of Directors.    Except for any Preferred Stock Directors, any director, or the entire Board of Directors, may be removed from office at any time, with or without cause, by the affirmative vote of at least 66 2/3% of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

        Section 3.6    Preferred Stock Directors.

        (a)   During any period when the holders of any series of Preferred Stock have the right to elect additional directors, upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions and (ii) each such additional director shall serve until such director's successor shall have been duly elected and qualified, or until such director's right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his earlier death, disqualification, resignation or removal.

        (b)   Except as otherwise provided by the Board of Directors in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate and the total authorized number of directors of the Corporation shall be reduced accordingly.

        Section 3.7    Powers.    Except as otherwise expressly provided by the Oregon Business Corporation Act or these Restated Articles of Incorporation, the conduct of the affairs of the Corporation shall be vested in its Board of Directors.

ARTICLE IV
LIABILITY OF DIRECTORS
AND INDEMNIFICATION

        Section 4.1    No Personal Liability.    No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for conduct as a director, provided that this Article shall not eliminate the liability of a director for any act or omission for which such elimination of liability is not permitted under the Oregon Business Corporation Act.

        Section 4.2    Amendment or Repeal.    Any amendment, alteration or repeal of this Article IV or the Oregon Business Corporation Act that adversely affects any right of a director shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

        Section 4.3    Indemnification.    The Corporation shall indemnify each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit, arbitration, alternative dispute mechanism, inquiry, administrative or legislative hearing, investigation or any other actual, threatened or completed proceeding, including any and all appeals, whether civil, criminal, administrative, legislative or investigative, by reason of the fact that he or she is or was a director or an officer of the Corporation, to the fullest extent authorized by the Oregon Business Corporation Act.

        As restated by shareholder action on December 7, 2009, and previously amended from time to time:

  February 9, 1974:
  February 15, 1975
  February 14, 1976
  February 12, 1977
  February 19, 1978
  February 23, 1980
  February 21, 1981
  February 20, 1982
  February 26, 1983
  December 15, 1983
  February 25, 1984
  February 23, 1985
  March 8, 1993
  September 6, 1994
  January 1, 1996
  October 23, 1997
  December 18, 1998
  May 6, 2008.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-6. NONE OF THE PROPOSALS WILL BE APPROVED UNLESS EACH OTHER PROPOSAL IS APPROVED.

Please mark your votes as indicated in this example	☒

		FOR	AGAINST	ABSTAIN

1.	PROPOSAL TO AMEND THE ARTICLES TO EFFECT CHANGES IN BOARD SIZE AND COMPOSITION	☐	☐	☐
2.	PROPOSAL TO AMEND THE ARTICLES TO EFFECT CHANGES IN THE BOARD STRUCTURE AND DURATION OF DIRECTORS' TERM IN OFFICE	☐	☐	☐
3.	PROPOSAL TO AMEND THE ARTICLES TO CLARIFY THE PROCESS FOR FILLING VACANCIES ON THE BOARD THAT OCCUR BETWEEN REGULARLY SCHEDULED MEETINGS	☐	☐	☐
4.	PROPOSAL TO AMEND THE ARTICLES TO EXPRESSLY INCLUDE INDEMNIFICATION PROTECTIONS ALREADY APPLICABLE TO CH2M HILL'S OFFICERS AND DIRECTORS	☐	☐	☐
5.	PROPOSAL TO AMEND THE ARTICLES TO CHANGE THE EFFECT OF ABSTENTION VOTES ON DIRECTOR ELECTIONS	☐	☐	☐
6.	PROPOSAL TO AMEND THE ARTICLES TO EFFECT CERTAIN NON-MATERIAL CONFORMING CHANGES	☐	☐	☐
	MARK HERE TO VOTE ON ALL MATTERS AS THE BOARD OF DIRECTORS RECOMMENDS	☐
SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Mark Here for Address Change or Comments SEE REVERSE	☐

Signature	Date

NOTE: Please sign as name appears hereon.

FOLD AND DETACH HERE

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the day of the special meeting.

INTERNET
http://www.proxyvoting.com/ch2m
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
CH2M HILL COMPANIES, LTD.	OR
TELEPHONE 1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Important notice regarding the Internet availability of proxy materials for the Special Meeting of shareholders	Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
The Proxy Statement is available at: http://bnymellon.mobular.net/bnymellon/ch2m

 PROXY
CH2M HILL Companies, Ltd.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
November 13, 2009

        The undersigned shareholder of CH2M HILL COMPANIES, LTD. (the Company) hereby appoints M. Catherine Santee, and Margaret B. McLean, and each of them, with full power of substitution to each, the true and lawful attorneys, agents and proxyholders of the undersigned and hereby authorizes them to represent and vote, as specified herein, all of the shares of Common Stock of the Company held of record by the undersigned on October 30, 2009, at the Special Meeting of Shareholders of the Company to be held on December 7, 2009 (the Special Meeting) at 1:00 p.m. Mountain Standard Time at 9191 South Jamaica Street, Englewood, Colorado 80112 and any adjournment or postponement thereof.

        THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, FOR THE ADOPTION OF THE RESTATED ARTICLES OF INCORPORATION, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Address Change/Comments	BNY MELLON SHAREOWNER SERVICES
(Mark the corresponding box on the reverse side)	P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250
(Continued and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

QuickLinks

IF YOU ARE NOT A PARTICIPANT IN THE CH2M HILL RETIREMENT AND TAX-DEFERRED SAVINGS PLAN PLEASE DISREGARD THIS LETTER
  Exhibit A
RESTATED ARTICLES OF INCORPORATION OF CH2M HILL COMPANIES, LTD.
ARTICLE I NAME
ARTICLE II STOCK
ARTICLE III BOARD OF DIRECTORS
ARTICLE IV LIABILITY OF DIRECTORS AND INDEMNIFICATION
FOLD AND DETACH HERE
PROXY CH2M HILL Companies, Ltd. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS November 13, 2009